                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Rawlings Sporting Goods Company, Inc. (the "Company") for the fiscal year ended on August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. O'Hara, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Stephen M. O'Hara
                                      --------------------------
                                      Stephen M. O'Hara
                                      Chief Executive Officer
                                      Date:  November 27, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Rawlings Sporting Goods Company, Inc. (the "Company") for the fiscal year ended on August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William F. Lacey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ William F. Lacey
                                     ----------------------
                                     William F. Lacey
                                     Chief Financial Officer
                                     Date:  November 27, 2002